UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NEW SKIES SATELLITES HOLDINGS LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by New Skies Satellites Holdings Ltd.
Pursuant to Rule 14a-6(b) under the

Securities Exchange Act of 1934

Subject Company: New Skies Satellites Holdings Ltd.

Commission File No.: 001-32495

Forward-Looking Statements

Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 provide a “safe harbor” for forward-looking statements made by an issuer of publicly traded securities and persons acting on its behalf.  New Skies Satellites Holdings Ltd. (“New Skies”) has made certain forward-looking statements in this press release in reliance on those safe harbors.  A forward-looking statement concerns the company’s or management’s intentions or expectations, or is a prediction of future performance.  These statements are identified by words such as “intends”, “expects”, “anticipates”, “believes”, “estimates”, “may”, “will”, “should” and similar expressions.  By their nature, forward-looking statements are not a matter of historical fact and involve risks and uncertainties that could cause New Skies’ actual results to differ materially from those expressed or implied by the forward-looking statements for a number of reasons.

The parties may not be able to consummate the proposed transaction on the terms on which the parties have agreed, or at all, due to a number of factors, including, but not limited to, the failure to obtain the requisite governmental approvals, the failure to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to consummation of the transaction.  Other risks affecting New Skies’ business are described in the company’s public filings with the U.S. Securities and Exchange Commission.  Copies of these filings may be obtained by contacting the SEC.  New Skies believes that all forward-looking statements are based upon reasonable assumptions when made; however New Skies cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements.  Forward-looking statements speak only as of the date when made, and New Skies disclaims any obligation to update the forward-looking statements contained in this document.

Additional Information about this Transaction

This communication is being made in respect of the proposed transaction involving New Skies, SES Global S.A. and SES Holdings (Bermuda) Limited.  In connection with the proposed transaction, New Skies filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”).  New Skies will also file other relevant documents concerning the transaction with the SEC.  STOCKHOLDERS OF NEW SKIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement was first mailed to New Skies’ stockholders on or about January 18, 2006.  Stockholders can obtain free copies of the definitive proxy statement and other documents by contacting Investor Relations at www.newskies.com or by mail at New Skies Satellites Holdings Ltd. Investor Relations, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, or by Telephone: +1 202 478 7145.  In addition, documents filed with the SEC by New Skies are available free of charge at the SEC’s web site at www.sec.gov.

New Skies and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of New Skies in connection with the proposed transaction.  Information regarding New Skies’ directors and executive officers is contained in New Skies’ Registration Statement on Form S-1 (File No. 333-122322).  This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at New Skies Satellites Holdings Ltd. as described above.   Other information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement of New Skies described above.

This filing consists of the following materials:

(1)        Press release issued by New Skies Satellites Holdings Ltd. and SES Global S.A. on February 6, 2006.

PRESS RELEASE

Betzdorf/The Hague, February 6th, 2006

FIRST MAJOR US REGULATORY APPROVAL

FOR THE ACQUISITION OF NEW SKIES SATELLITES BY SES GLOBAL

SES GLOBAL S.A. (Euronext Paris and Luxembourg Stock Exchange: SESG) and New Skies Satellites Holdings Ltd. (NYSE:  NSE) are pleased to report that the regulatory review of the announced acquisition of New Skies Satellites by SES GLOBAL has been completed by the United States Department of Justice.

As announced on December 14, 2005, SES GLOBAL and New Skies Satellites entered into a binding agreement pursuant to which SES GLOBAL will acquire 100% of New Skies by way of a merger under Bermudian law.

The transaction is conditional upon New Skies Satellites Holdings Ltd. shareholder approval, customary closing conditions, and clearances from relevant regulatory agencies in the United States, including the U.S. Federal Communications Commission and Department of Justice, and the Federal Cartel Office in Germany.

Completion of these regulatory clearances came one step closer with the grant on February 3, 2006, of early termination of the applicable waiting period required under the parties’ Hart-Scott-Rodino filings in the U.S. The review by the U.S. Department of Justice is now completed and the parties are free to close without any further clearance by that agency. Other regulatory review of the transaction is still in progress.

SES Global and New Skies anticipate closing in the Second Quarter of 2006, although it is possible that it could occur sooner or later than this.

UPDATED
Note: This press release has been updated to include Safe Harbor Statements.

For further information please contact:

FOR SES GLOBAL:

Mark Roberts	Yves Feltes
Investor Relations	Press Relations
Tel. +352 710 725 490	Tel. +352 710 725 311
Mark.Roberts@ses-global.com	Yves.Feltes@ses-global.com

FOR NEW SKIES:

Boris Djordjevic	Melanie Dickie
Investor Relations	Corporate Communications
Tel: +31 70 306 4183	Tel: +31 70 306 4189
bdjordjevic@newskies.com	Melanie.Dickie@newskies.com

SES GLOBAL L-6815 Château de Betzdorf  Luxembourg tel (352 710 725 1)  fax (352)710 725 309 www.ses-global.com

Forward-Looking Statements

Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 provide a “safe harbor” for forward-looking statements made by an issuer of publicly traded securities and persons acting on its behalf.  New Skies Satellites Holdings Ltd. (“New Skies”) has made certain forward-looking statements in this press release in reliance on those safe harbors.  A forward-looking statement concerns the company’s or management’s intentions or expectations, or is a prediction of future performance.  These statements are identified by words such as “intends”, “expects”, “anticipates”, “believes”, “estimates”, “may”, “will”, “should” and similar expressions.  By their nature, forward-looking statements are not a matter of historical fact and involve risks and uncertainties that could cause New Skies’ actual results to differ materially from those expressed or implied by the forward-looking statements for a number of reasons.

The parties may not be able to consummate the proposed transaction on the terms on which the parties have agreed, or at all, due to a number of factors, including, but not limited to, the failure to obtain the requisite governmental approvals, the failure to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to consummation of the transaction.  Other risks affecting New Skies’ business are described in the company’s public filings with the U.S. Securities and Exchange Commission.  Copies of these filings may be obtained by contacting the SEC.  New Skies believes that all forward-looking statements are based upon reasonable assumptions when made; however New Skies cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements.  Forward-looking statements speak only as of the date when made, and New Skies disclaims any obligation to update the forward-looking statements contained in this document.

Additional Information about this Transaction

This communication is being made in respect of the proposed transaction involving New Skies, SES Global S.A. and SES Holdings (Bermuda) Limited.  In connection with the proposed transaction, New Skies filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”).  New Skies will also file other relevant documents concerning the transaction with the SEC.  STOCKHOLDERS OF NEW SKIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement was first mailed to New Skies’ stockholders on or about January 18, 2006.  Stockholders can obtain free copies of the definitive proxy statement and other documents by contacting Investor Relations at www.newskies.com or by mail at New Skies Satellites Holdings Ltd. Investor Relations, Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda, or by Telephone: +1 202 478 7145.  In addition, documents filed with the SEC by New Skies are available free of charge at the SEC’s web site at www.sec.gov.

New Skies and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of New Skies in connection with the proposed transaction.  Information regarding New Skies’ directors and executive officers is contained in New Skies’ Registration Statement on Form S-1 (File No. 333-122322).  This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at New Skies Satellites Holdings Ltd. as described above.   Other information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement of New Skies described above.

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About New Skies

New Skies Satellites is one of only four fixed satellite communications companies with global satellite coverage, offering data, video, Internet and voice communications services to a range of telecommunications carriers, broadcasters, large corporations, Internet service providers and government entities around the world. New Skies has five satellites in orbit, one spacecraft under construction (NSS-8) and ground facilities around the world. New Skies Satellites B.V. is the main operating subsidiary of the Hamilton, Bermuda based New Skies Satellites Holdings Ltd. (NYSE: NSE). New Skies Satellites B.V. is headquartered in The Hague, with offices in Hong Kong, New Delhi, Sao Paulo, Singapore, Sydney and Washington, D.C. Further information is available at www.newskies.com

About SES GLOBAL

SES GLOBAL (Euronext Paris, Luxembourg Stock Exchange: SESG) wholly owns two market-leading satellite operators, SES ASTRA in Europe, and SES AMERICOM in the US. The Company also holds strategic participations in AsiaSat in Asia, Star One and Nahuelsat in Latin America, and SES Sirius in Europe. Americom Government Services provides network solutions and bandwidth to the US government and its contractors. SES GLOBAL can provide outstanding satellite communications solutions via a fleet of 40 satellites across the globe. Additional information on SES GLOBAL is available at: www.ses-global.com

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